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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 10, 1997
                                                        -----------------

                                    CAPRIUS, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE            0-11914               22-2457487
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               (STATE OR OTHER     (COMMISSION         (I.R.S. EMPLOYER
               JURISDICTION        FILE NUMBER)       IDENTIFICATION NO.)
               OF INCORPORATION)


                       46 JONSPIN ROAD, WILMINGTON, MA  01887
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                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (508) 657-8876
                                                             --------------


                           ADVANCED NMR SYSTEMS, INC.
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            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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          ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
                    -------------------------------------

                    On November 10, 1997, ANMR/AMS Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Caprius, Inc. (formerly Advanced NMR Systems, Inc.) (the "Company"), a Delaware corporation, merged (the "Merger") with and into Advanced Mammography Systems, Inc. ("AMS"), a Delaware corporation, whereby AMS became a wholly-owned subsidiary of the Company. Pursuant to the Merger, AMS stockholders received, in exchange for each share of common stock, par value, $.01 per share, of AMS ("AMS Common Stock"), on a tax free basis, .40 of one share of the Company's common stock, par value $.01 per share (the "Common Stock"), after giving effect to a one-for-ten reverse stock split of the outstanding shares of the Company's Common Stock (the "Merger Consideration"). The Company also assumed all outstanding options and warrants of AMS based upon the Merger Consideration.

                    The Merger was effected pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated June 23, 1997. A copy of the Merger Agreement was filed as an exhibit to the Registration Statement on Form S-4 (the "Form S-4"), which is incorporated herein by reference, filed by the Company on October 10, 1997. The Form S-4 also contains a full description of the Merger.


          ITEM 5.   OTHER EVENTS.
                    -------------

                    On November 10, 1997, at a special meeting (the "Meeting"), stockholders of the Company approved a one-for-ten reverse stock split (the "Reverse Split") of the presently issued and outstanding shares of the Company's Common Stock. The approval of the Reverse Split was a condition to the Merger under the Merger Agreement. The Reverse Split also resulted in changes in the number of shares underlying and the exercise or conversion prices of the Company's outstanding options, warrants and convertible preferred stock.

                    At the Meeting, the stockholders also approved the change of the Company's name from "Advanced NMR Systems, Inc." to "Caprius, Inc."

                    The Reverse Split and the name change became effective on November 10, 1997. Upon the Reverse Split and the Company name change, the symbol for the trading of the Company's Common Stock and Warrants on the Nasdaq Small Cap System became CAPR and CAPRW, respectively.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
                    ----------------------------------

               (a)  Financial Statements of Businesses Acquired.
               (b)  Pro Forma Financial Statements.

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                    Pursuant to General Instruction F to the Form 8-K, the
          financial statements of AMS and the Company pertaining to the Merger, which was filed as a part of the Form S-4, are incorporated herein by reference.

               (c)  Exhibits

                    2. Agreement and Plan of Merger, dated June 23, 1997, among the Company, ANMR/AMS Merger Corp. ("Merger Corp.") and AMS, filed as an exhibit to the Registration Statement on Form S-4, dated October 10, 1997, and incorporated herein by reference.

                    3.1* Certificate of Amendment to Certificate of
                         Incorporation of the Company, filed on November
                         10, 1997.

                    3.2* Certificate of Merger of Merger Corp. and AMS,
                         filed on November 10, 1997.

                    20.  Joint Proxy Statement of the Company and AMS on
                         Schedule 14A, as amended, filed by the Company on October 10, 1997 and incorporated herein by reference.

                    99.* Press Release, dated November 10, 1997.

                    *    Filed herewith.

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                                      SIGNATURE


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CAPRIUS, INC.



                                              /s/ Jack Nelson
                                             ------------------------------
                                             Name:  Jack Nelson
                                             Title:  Chairman

          Dated:  November 14, 1997



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                                EXHIBIT INDEX


                Exhibit          Description
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                  2.     Agreement and Plan of Merger, dated June 23, 1997,
                         among the Company, ANMR/AMS Merger Corp. ("Merger Corp.") and AMS, filed as an exhibit to the Registration Statement on Form S-4, dated October 10, 1997, and incorporated herein by reference.

                  3.1* Certificate of Amendment to Certificate of Incorporation of the Company, filed on November 10, 1997.

                  3.2* Certificate of Merger of Merger Corp. and AMS, filed on November 10, 1997.

                  20.    Joint Proxy Statement of the Company and AMS on
                         Schedule 14A, as amended, filed by the Company on October 10, 1997 and incorporated herein by reference.

                  99.*   Press Release, dated November 10, 1997.



                  *    Filed herewith.